UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2017

Kubota Pharmaceutical Holdings Co., Ltd.
(Exact name of registrant as specified in its charter)

Japan (State or other jurisdiction of incorporation)	000-55133 (Commission File Number)	98-1295657 (IRS Employer Identification No.)
4-20-3 Ebisu, Shibuya-ku
Tokyo, Japan 150-6018
(Address of principal executive offices, including zip code)
+81 3-5789-5872
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 22, 2017 (Japan Standard Time), Kubota Pharmaceutical Holdings Co., Ltd. (the "Company") will make a presentation to analysts of the Company in Tokyo, Japan. The slides for the analyst presentation will be posted to the Company’s website at http://http://www.kubotaholdings.co.jp/en/ir/index.html and are furnished as Exhibit 99.1 to this Form 8-K.
The information in this Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1	Presentation for FY 2016 Analyst Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBOTA PHARMACEUTICAL HOLDINGS CO., LTD.
Dated:	February 21, 2017
BY:
/s/ John Gebhart
John Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation for FY 2016 Analyst Meeting.